                                                                    EXHIBIT 10.1

[STATE STREET LOGO]                          [LETTER HEAD OF EDWARD M. ANDERSON]

As of September 13, 2002

Selective Insurance Company of America
Selective Insurance Group, Inc.
40 Wantage Avenue
Branchville, NJ 07890-1000

         RE: Loan Facility

Ladies and Gentlemen:

         State Street Bank and Trust Company (the "Bank") has made available to Selective Insurance Company of America, a corporation organized under the laws of New Jersey (the "Company") and Selective Insurance Group, Inc., a corporation organized under the laws of New Jersey (the "Parent") (collectively, the Company and the Parent are hereinafter referred to as the "Borrower") an aggregate $25,000,000 revolving line of credit (the "Line of Credit") as described in a letter agreement dated March 3, 1997 (as amended, the "Letter Agreement"). All obligations of the Borrower arising under the Line of Credit are evidenced by a promissory note in the original principal amount of $25,000,000 dated March 3, 1997 made by the Borrower to the order of the Bank (as amended, the "Note").

         The Borrower has requested, and the Bank has agreed pursuant to the terms hereof, to consent to the issuance by the Parent of certain senior convertible notes and to make certain other amendments to the Letter Agreement as set forth herein below. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank hereby agree as follows:

         I.       Consent to Incurrence of Indebtedness

         The Borrower has advised the Bank that the Parent plans to incur certain Indebtedness consisting of the issuance by the Parent of certain senior convertible notes in an aggregate principal amount not to exceed $115,000,000 (the "New Notes"). The provisions of Section 8(c) of the Letter Agreement prohibit either Borrower from creating, incurring, assuming or guaranteeing any Indebtedness (with certain exceptions not relevant here) without the prior written consent of the Bank. The Bank hereby consents to the issuance of the New Notes in an aggregate principal amount up to $115,000,000. This consent shall be effective solely for the matters described above and shall not be deemed to be a waiver, consent or amendment of any other term or condition of the Letter Agreement, or a waiver of any rights or remedies that the Bank may now or hereafter exercise under the Letter Agreement, the Note or any other document, instrument or agreement heretofore or hereafter executed in connection therewith.

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
                                                                    EXHIBIT 10.1

Selective Insurance Company
of America
Selective Insurance Group, Inc.
As of September 13, 2002
Page 2

         II.      Amendments to Letter Agreement

         1. Paragraph 8(a) of the Letter Agreement is hereby amended by restating such Paragraph 8(a) to read in its entirely as follows:

         "a)      That the Parent shall maintain a ratio of Indebtedness of the
         Parent and its Subsidiaries to Capital of not more than 0.35 to 1.00 at all times;"

         2. Paragraph 8(c) of the Letter Agreement is hereby amended by inserting, following the word "guarantee" appearing in such paragraph, the words "any Indebtedness".

         III.     Miscellaneous

         1. As amended hereby, all terms and conditions of the Letter Agreement and Note remain in full force and effect and are ratified and affirmed as of the date hereof and extended to give effect to the terms hereof.

         2.       Each Borrower represents and warrants to the Bank as follows:
(a) no Event of Default has occurred and is continuing on the date hereof under the Letter Agreement or the Note; (b) each of the representations and warranties of the Borrowers contained in Paragraph 9 of the Letter Agreement is true and correct in all material respects on and as of the date of this letter agreement (this "Consent and Amendment"); (c) the execution, delivery and performance of each of this Consent and Amendment, the Letter Agreement, as amended hereby, and the Note (collectively, the "Amended Documents") (i) are, and will be, within its corporate power and authority, (ii) have been authorized by all necessary corporate proceedings, (iii) do not, and will not, require any consents or approvals including from any governmental authority other than those which have been received, (iv) will not contravene any provision of, or exceed any limitation contained in, the charter documents or by-laws or other organizational documents of such Borrower or any law, rule or regulation applicable to such Borrower, (v) do not constitute a default under any other agreement, order or undertaking binding on such Borrower; (d) each of the Amended Documents constitutes the legal, valid, binding and enforceable obligation of such Borrower, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles; and (e) if the proceeds of any Revolving Loan are utilized to finance the purchase of the stock of the Parent, such use will be in compliance with Regulations U and X of the Board of Governors of the Federal Reserve System.

         3. This Consent and Amendment shall constitute an agreement executed under seal to be governed by the laws of The Commonwealth of Massachusetts.

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                                                                    EXHIBIT 10.1

Selective Insurance Company
of America
Selective Insurance Group, Inc.
As of September 13, 2002
Page 3

         4. This Consent and Amendment may be executed in counterparts each of which shall be deemed to be an original document.

                                               Sincerely,

                                               STATE STREET BANK AND
                                                TRUST COMPANY

                                               By:/s/Edward M. Anderson
                                                  --------------------------
                                                  Edward M. Anderson
                                                  Vice President

Acknowledged and accepted:

SELECTIVE INSURANCE COMPANY OF AMERICA

By:    /s/ Dale A. Thatcher
       ------------------------------
Title: SVP, CFO & Treasurer

By:    /s/ Jennifer W. Diberardino
       ------------------------------
Title: AVP, Assistant Treasurer

                                                                    EXHIBIT 10.1

Selective Insurance Company
of America
Selective Insurance Group, Inc.
As of September 13, 2002
Page 4

SELECTIVE INSURANCE GROUP, INC.

By:    /s/ Dale A. Thatcher
       ------------------------------
Title: SVP, CFO & Treasurer

By:    /s/ Jennifer W. Diberardino
       ------------------------------
Title: AVP, Assistant Treasurer

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